EXHIBIT 99.2

MYPLANNER PROFESSIONAL SERVICES PTY. LTD.

INDEX TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

MARCH 31, 2019

1

Myplanner Professional Services Pty. Ltd.

Balance Sheets

(Unaudited)

	March 31, 2019	December 31, 2018
ASSETS
Current Assets
Cash and cash equivalents	$207,775	$255,299
Accounts receivables	64,062	67,796
Prepaid and other current assets	587,660	646,087

Total Current Assets	859,497	969,182

Plant and equipment, net	57,333	8,203
Intangible assets, net	48,826	49,941

Total Non-Current Assets	106,159	58,144

TOTAL ASSETS	$965,656	$1,027,326

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payables	$265,898	$312,671
Accrued liabilities and other payable	419,376	796,331
Borrowings	341,918	-
Tax payable	8,524	8,454

Total Current Liabilities	1,035,716	1,117,456

TOTAL LIABILITIES	1,035,716	1,117,456

Stockholders’ Equity
Share capital	156	156
Accumulated other comprehensive income	9,360	10,154
Accumulated deficit	(79,576)	(100,440)
Total Stockholders’ Equity	(70,060)	(90,130)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$965,656	$1,027,326

The notes are an integral part of these unaudited financial statements.

2

Myplanner Professional Services Pty. Ltd.

Statements of Operations and Other Comprehensive Loss

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018

Revenues	$3,532,309	$4,676,677
Cost of revenues	(3,279,645)	(4,340,132)
Gross profit	252,664	336,545

Operating expenses
General and administrative	(231,800)	(314,533)
Total operating expenses	(231,800)	(314,533)

Profit from operations	20,864	22,012

Finance costs	-	-

Profit before provision for income taxes	$20,864	$22,012
Provision for income taxes	-	-
Net profit	$20,864	$22,012

Other comprehensive (expense)/income	(794)	2,426
Comprehensive income	$20,070	$24,438
		-
Basic and diluted loss per share of common stock	100	122

Weighted average number of shares of common stock outstanding	200	200

The notes are an integral part of these unaudited financial statements.

3

Myplanner Professional Services Pty. Ltd.

Statements of Cash Flows

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$20,864	$22,012
Adjustments to reconcile net income to net cash used in operating activities:

Depreciation and amortization	2,742	4,785
Written off of plant and equipment	-	18,529

Changes in operating assets and liabilities:
Accounts receivables	9,250	(35,298)
Prepaid and other current assets	58,853	87,459
Accounts payable	(55,972)	87,652
Accrued liabilities and other payable	(376,954)	54,358

Cash (used in) generated from operations	(341,217)	239,497
Tax refund/(paid)	70	(1,797)
Net Cash (Used in) generated from Operating Activities	(341,147)	237,700

CASH FLOWS FROM INVESTING ACTIVITY:
Purchase of plant and equipment	(50,397)	-
Net Cash Used in Investing Activity	(50,397)	-

CASH FLOWS FROM FINANCING ACTIVITY:
Drawdowns / (Repayment) of borrowings	341,918	(68,865)
Net Cash generated from / (Used in) Financing Activity	341,918	(68,865)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	2,102	(3,535)

Net (decrease) / increase in cash and cash equivalents	(47,524)	165,300
Cash and cash equivalents, beginning of period	255,299	220,990
Cash and cash equivalents, end of period	$207,775	$386,290

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The notes are an integral part of these unaudited financial statements.

4

Myplanner Professional Services Pty. Ltd.

Notes to the Unaudited Financial Statements

March 31, 2019
Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Myplanner Professional Services Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “Myplanner”) is a private limited liability company, incorporated in Australia.

The registered office of business of the Company is located at Skyring, 6 Moorak Street, Taringa QLD 4068.

Myplanner which was established in 2009 and operates an Australian Financial Services Licence to more than 100 licensed financial advisers and accountants.

Myplanner holds an Australian Financial Services Licence (“AFSL”) and essentially provides financial planning licensee services to Financial Planners, Accountants and Mortgage Brokers to enable them to operate legal financial service businesses. Myplanner assists Financial Planners, Accountants and Mortgage Brokers by providing objective based advise to their clients and by providing them with all the tools they need to be a licensed professional advisor.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The Company’s functional currency is Australian Dollar (“AUD”) and reporting currency is the U.S. dollar.

The Company’s subsidiaries, whose functional currency is not the U.S. dollar, translate their records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

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Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, other receivable, prepaid expenses and deposits, amount due from related parties, accounts payable and accrued liabilities, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Property and equipment

Fixed assets are recorded at cost. Depreciation is calculated using reducing balance method over the estimated useful lives of the assets. The useful lives are as follows:

Computer equipment	5 years
Office equipment	5 years

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When properties are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Intangible assets

Intangible assets are stated at cost less accumulated amortization. Intangible assets represented the registration costs of trademarks, which are amortized on a straight-line basis over a useful life of ten years.

The Company follows ASC Topic 350 in accounting for intangible assets, which requires impairment losses to be recorded when indicators of impairment are present and the undiscounted cash flows estimated to be generated by the assets are less than the assets’ carrying amounts. There was no impairment losses recorded on intangible assets for the year ended December 31, 2018.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the three months ended March 31, 2018 and 2017, the Company did not impair any long-lived assets.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

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Revenue Recognition (Continued)

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 - GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. For year 2017, the Company has not yet had sufficient revenues to cover its operating cost and requires additional capital to commence its operating plan however it turned better in year 2018 by generating marginal profit. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan to obtain such resources for the Company include: sales of equity instruments; traditional financing, such as loans; and obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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NOTE 4 - ACCOUNTS RECEIVABLE

The Company has performed an analysis on all of its accounts receivable and determined that all amounts are collectible by the Company. As such, all accounts receivable are reflected as a current asset and no allowance for bad debt has been recorded as of March 31, 2019 and December 31, 2018. No bad debts were written off for the three months ended March 31, 2019 and 2018. The Company’s accounts receivable consists of only trade receivables from customers which are unrelated to the Company. The accounts receivable is non-interest bearing and is generally on 30 days to 90 days term. As at March 31, 2019 and December 31, 2018, recorded $64,062 and $67,796 accounts receivables, respectively.

NOTE 5 - PREPAID AND OTHER CURRENT ASSETS

Prepaid expense and other current assets at March 31, 2019 and December 31, 2018 consist of the following

	March 31,	December 31,
	2019	2018

Other receivables and deposits	$587,660	$646,087

Included in the other receivables and deposits is an amount of $514,919 (2018: $500,937) owing to Myplanner Australia Pty Ltd (2018: $502,666 and 2017: $488,785) and Certified Finance and Mortgage Institute of Australia (2018: $12,253 and 2017: $12,152) which is not a related party on date of acquisition.

NOTE 6 - PLANT AND EQUIPMENT

Plant and equipment at March 31, 2019 and December 31, 2018 consist of the following:

	March 31,	December 31,
	2019	2018
Cost:
Computer equipment	$15,256	$15,131
Office equipment	4,830	4,791
Software	50,272	-
	70,358	19,922

Less: accumulated depreciation	(13,025)	(11,719)
Plant and equipment, net	$57,333	$8,203

During the three months ended March 31, 2019 and 2018, the Company recorded depreciation of $1,212 and $1,688 respectively.

During the three months ended March 31, 2019 and 2018, the Company acquired assets of $50,397 and $Nil, respectively.

NOTE 7 – INTANGIBLE ASSETS

During the year period ended March 31, 2019 and 2018, the Group amortized its intangible assets by an amount of $1,530 and $3,097, respectively

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NOTE 8 – ACCOUNTS PAYABLE

Accounts payable at March 31, 2019 and December 31, 2018 were $256,898 and $312,671, respectively, and consisted of trade accounts payable. Accounts payable are amounts billed to the Company by suppliers for goods and services in the ordinary course of business. All amounts have short-term repayment terms and vary by supplier.

NOTE 9 - ACCRUED LIABILITIES AND OTHER PAYABLE

The Company’s accounts payable and accrued liabilities consist of the followings:

	March 31,	December 31,
	2019	2018
Other payables and accrued expenses	$419,376	$796,331

NOTE 10 - BORROWINGS

Borrowings represents advances from previous shareholders amounted to $341,918 as at March 31, 2019 (2018 : $Nil).

NOTE 11 - STOCKHOLDERS’ EQUITY

The capitalization of the Company consists of the following classes of capital stock as of March 31, 2019:

Ordinary shares

The Company has authorized share capital of AUD 200. The Holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company.

During the period ended March 31, 2019, there were no share issuances. As at March 31, 2019 and December 31, 2018, the Company had 200 common shares issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 12 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company’s operating in Malaysia is subject to the Malaysian Profits Tax at a standard income tax rate of 18% on the assessable income arising in Malaysia during its tax year.

NOTE 12 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

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MY MANAGED PORTFOLIO PTY. LTD.

INDEX TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

MARCH 31, 2019

1

My Managed Portfolio Pty. Ltd.

Balance Sheets

(Unaudited)

	March 31,	December 31,
	2019	2018
ASSETS
Current Assets
Cash and cash equivalents	$50,973	$14,638
Prepaid and other current assets	65,491	60,804
Tax assets	16,630	10,996

Total Current Assets	133,094	86,438

Plant and equipment, net	-	-

Total Non-Current Assets	-	-

TOTAL ASSETS	$133,094	$86,438

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accrued liabilities and other payable	$41,226	$42,491

Total Current Liabilities	41,226	42,491

TOTAL LIABILITIES	41,226	42,491

Stockholders’ Equity
Share capital	1	1
Accumulated other comprehensive expense	(5,558)	(5,801)
Accumulated surplus	97,425	49,747
Total Stockholders’ Equity	91,868	43,947

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$133,094	$86,438

The notes are an integral part of these unaudited financial statements.

2

My Managed Portfolio Pty. Ltd.

Statements of Operations and Other Comprehensive Loss

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018

Revenues	$56,381	$36,599
Cost of revenues	-	-
Gross profit	56,381	36,599

Operating expenses
General and administrative	(5,142)	(276)
Total operating expenses	(5,142)	(276)

Profit from operations	51,239	36,323

Finance costs	-	-

Profit before provision for income taxes	$51,239	$36,323
Provision for income taxes	-	-
Net income	$51,239	$36,323

Other comprehensive income / (expense)	243	(2,457)
Comprehensive income	$51,482	$33,866
		-
Basic and diluted gain per share of common stock	51,482	33,866

Weighted average number of shares of common stock outstanding	1	1

The notes are an integral part of these unaudited financial statements.

3

My Managed Portfolio Pty. Ltd.

Statements of Cash Flows

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$51,239	$36,323
Adjustment to reconcile net income to net cash used in operating activities:

Depreciation	-	-

Changes in operating assets and liabilities:
Accounts receivables	511	(854)
Prepaid and other current assets	(4,806)	(15,734)
Accounts payable	(269)	682
Accrued liabilities and other payable	(1,345)	(16,720)

Cash generated from operations	45,328	3,698
Tax paid	(5,553)	(2,902)
Net Cash Generated from Operating Activities	39,775	796

CASH FLOWS FROM INVESTING ACTIVITY:
Purchase of plant and equipment	-	-
Net Cash Used in Investing Activity	-	-

CASH FLOWS FROM FINANCING ACTIVITY:
Dividend paid	(3,561)	-
Net Cash Used in Financing Activity	(3,561)	-

Effect of Exchange Rate Changes on Cash and Cash Equivalents	120	(1,506)

Net increase / (decrease) in cash and cash equivalents	36,335	(710)
Cash and cash equivalents, beginning of period	14,638	94.137
Cash and cash equivalents, end of period	$50,973	$93,427

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The notes are an integral part of these unaudited financial statements.

4

My Managed Portfolio Pty. Ltd.

Notes to the Unaudited Financial Statements

March 31, 2019
Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

My Managed Portfolio Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “MMP”) is a private limited liability company, incorporated in Australia.

The registered office of business of the Company is located at Skyring, 6 Moorak Street, Taringa QLD 4068..

MMP is a scalable, cost effective and efficient platform for managing investments for both clients and advisers alike. MMP is a Managed Account Service for direct equities, managed funds, exchange traded funds, term deposits, property and other selected investments on a discretionary basis via a Managed Account Service. The current Funds Under Advice (FUA) within the group is AUD $155 million.

MMP was formed with the objective of assisting clients to achieve objectives through outcome-based portfolios. MMP understand that around 50% of the MyPlanner advisers recommend for their clients’ money to be invested through MMP through a variety of platform and off-platform assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The Company’s functional currency is Australian Dollar (“AUD”) and reporting currency is the U.S. dollar.

The Company’s subsidiaries, whose functional currency is not the U.S. dollar, translate their records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

5

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, other receivable, prepaid expenses and deposits, amount due from related parties, accounts payable and accrued liabilities, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the three months ended March 31, 2018 and 2017, the Company did not impair any long-lived assets.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

6

NOTE 3 - GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

NOTE 4 - ACCOUNTS RECEIVABLES

The Company has performed an analysis on all of its accounts receivable and determined that all amounts are collectible by the Company. As such, all accounts receivables are reflected as a current asset and no allowance for bad debt has been recorded as of March 31, 2019 and December 31, 2018. No bad debts were written off for the three months ended March 31, 2019 and 2018. The Company’s accounts receivable consists of only trade receivables from customers which are unrelated to the Company. The accounts receivable is non-interest bearing and is generally on 30 days to 90 days term. As at March 31, 2019 and December 31, 2018, the Company the Company recorded Nil accounts receivables.

NOTE 5 - PREPAID AND OTHER CURRENT ASSETS

Prepaid expense and other current assets at March 31, 2019 and December 31, 2018 consist of the following

	March 31,	December 31,
	2019	2018

Other receivables and deposits	$65,491	$60,804

NOTE 6 - ACCRUED LIABILITIES AND OTHER PAYABLE

The Company’s accounts payable and accrued liabilities consist of the followings:

	March 31,	December 31,
	2019	2018
Other payables and accrued expenses	$41,226	$42,491

NOTE 7 - STOCKHOLDERS’ EQUITY

The capitalization of the Company consists of the following classes of capital stock as of March 31, 2019:

Ordinary shares

The Company has authorized share capital of AUD 1. The Holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company.

During the period ended March 31, 2019, there were no share issuances. As at March 31, 2019 and December 31, 2018, the Company had 1 common share issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

7

NOTE 8 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company’s operating in Malaysia is subject to the Malaysian Profits Tax at a standard income tax rate of 18% on the assessable income arising in Malaysia during its tax year.

NOTE 12 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

8